UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 6, 2024

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 6, 2024, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2024. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Supplemental Severance Plan

On August 6, 2024, the Company approved the Diamond Offshore Drilling, Inc. Amended and Restated Supplemental Severance Plan (the “A&R Supplemental Severance Plan”), effective as of August 6, 2024, for seven key employees (each, a “participant”), including the Company’s named executive officers. The A&R Supplemental Severance Plan provides the participants with protection for loss of salary and benefits in the event of certain involuntary terminations of employment from the Company in order to assist the Company in retaining an intact senior management team. The A&R Supplemental Severance Plan replaces the version of the original plan first adopted on September 1, 2021, effective on September 21, 2021, and most recently amended and restated effective on August 15, 2022.

The A&R Supplemental Severance Plan provides that if an eligible participant’s employment with the Company is terminated by the Company without “cause” or as a result of the recipient’s death or disability or a resignation for “good reason” (each of “cause” and “good reason” as defined in the A&R Supplemental Severance Plan), the participant will be eligible to receive a lump-sum cash payment in an amount equal to the sum of the participant’s annual base salary and annual target bonus and, subject to the participant’s election of continuation of health care coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay the cost of the participant’s COBRA premiums for 12 months from the date of the such termination. If an eligible participant’s employment with the Company is terminated by the Company without “cause” or a resignation for “good reason” within six months prior to, or one year following, a change in control of the Company, the participant will instead be eligible to receive a lump-sum cash payment in an amount equal to 2.0 times the sum of the participant’s annual base salary and annual target bonus and, subject to the participant’s election of, and eligibility for, COBRA coverage, the Company will pay the cost of the participant’s COBRA premiums for 24 months from the date of such termination; provided, that the Company may modify the continuation coverage to the extent reasonably necessary to avoid the imposition of any excise taxes on the Company and to the extent the COBRA benefits are reduced, the Company will provide the participant with taxable cash payments for the remainder of the COBRA continuation period. COBRA benefits will cease if the participant becomes eligible to receive comparable group health benefits. Receipt of severance benefits are subject to the participant’s execution of a release of any claims against the Company and agreement with restrictive covenants, including a covenant of non-solicitation of customers and employees.

This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Supplemental Severance Plan filed as Exhibit 10.1 to this report.

Item 7.01.	Regulation FD Disclosure

The Company hereby incorporates by reference into this Item 7.01 the summary report of the status, as of August 6, 2024, of the Company’s offshore drilling rigs attached as Exhibit 99.2.

The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in this report and statements in the press release furnished as Exhibit 99.1 to this report or the rig status report furnished as Exhibit 99.2 to this report, in each case that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning future contract effectiveness and estimated duration, availability and future revenue, operating costs and performance, rig downtime, upgrades and capital expenditures, equipment recovery and repair cost and efforts, insurance claims and recoveries, surveys, retirements, utilization, impairments, backlog and revenue expected to result from backlog, future liquidity and financial condition, market conditions, commodity prices and strategic opportunities and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and investors and analysts are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating and equipment recovery risks, litigation and disputes, permits and approvals for drilling operations, supply chain and normal business operations across sectors and countries, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

In addition, information contained in this report is as of the date of this report. There can be no assurance as to future developments, as future events could differ materially from those anticipated. Forward-looking statements are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other important factors beyond the Company’s control that could cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

10.1	Amended and Restated Supplemental Severance Plan

99.1	Press Release dated August 6, 2024

99.2	Rig Status Report as of August 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2024	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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